5
                    ARTICLES OF AMENDMENT
              TO THE ARTICLES OF INCORPORATION
                             OF
            TEL-COM WIRELESS CABLE TV CORPORATION

      Tel-Com Wireless Cable TV Corporation, a corporation existing under the laws of the State of Florida, pursuant to
Section 607.0602 of the Florida Business Corporation Act, hereby amends it Articles of Incorporation as follows:

      1. Article IV of the Articles of Incorporation is hereby amended to add a new Section 3 to read as follows:

            3.     Series   A  Preferred  Stock.    The
     corporation  hereby designates 500 shares  of  its
     authorized but unissued Preferred Stock as  Series
     A  Preferred Stock, which Series A Preferred Stock
     shall   have  the  following  terms,  preferences,
     limitations and relative rights:

                (a)   Voting.  The Series  A  Preferred
     Stock shall be nonvoting, and the holders thereof shall not be entitled to vote on any issue coming before the shareholders of the corporation.

                (b)   Dividends.  Each holder of record
     of  shares  of Series A Preferred Stock  shall  be
     entitled  to share pro rata in such dividends  and
     other  distributions as may be declared from  time
     to  time  by the board of Directors out  of  funds
     legally available therefor.  Dividends declared on
     Series   A  Preferred  Stock  shall  be  paid   in
     preference to any dividends on Common Stock, and no cash dividends shall be paid on the Common
     Stock if the payment of dividends on the Series  A
     Preferred Stock shall be in arrears.

               (c)  Conversion.  The shares of Series A
     Preferred  Stock  shall  have  conversion   rights
     ("Conversion Rights") as follows:

                      (i)    Optional   Conversion   by
     Shareholders.   Each share of Series  A  Preferred
     Stock  shall be convertible, at the option of  the
     holder  thereof,  at any time after  the  date  of
     issuance  of  such  share at  the  office  of  the
     corporation or any transfer agent for such  stock,
     into  shares of the corporation's Common Stock  at
     the   conversion  rate  set  forth  in  subsection
     3(c)(iii) below ("Conversion Rate").  All declared
     but  unpaid  dividends on each share of  Series  A
     Preferred  Stock at the time of conversion  shall,
     at  the  option of the holder thereof, be paid  in
     full   in   cash  on  the  conversion  date.    No
     fractional  shares  shall be issued.   Before  any
     holder of shares of Series A Preferred Stock shall
     be  entitled  to convert the same into  shares  of
     Common  Stock pursuant to this subsection 3(c)(i),
     such  holder  shall surrender the  certificate  or
     certificates  representing  such  shares  thereof,
     duly endorsed, at the office of the corporation or
     any  transfer agent for such stock, and shall give
     written  notice to the corporation at such  office
     that   he   elects  to  convert  the  same.    The
     corporation   shall,   as  soon   as   practicable
     thereafter  and at its expense, issue and  deliver
     at  such  office  to such holder a certificate  or
     certificates  for the number of shares  of  Common
     Stock  to  which  he  shall  be  entitled.    Such
     conversion  shall  be deemed  to  have  been  made
     immediately prior to the close of business on  the
     date  of  surrender of the certificate(s) for  the
     shares   of  Series  A  Preferred  Stock   to   be
     converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                     (ii)  Automatic Conversion.   Each
     share  of  Series  A  Preferred  Stock  shall   be
     automatically  converted into share(s)  of  Common
     Stock  of the corporation, at the Conversion  Rate
     set  forth in subsection 3(c)(iii) below,  on  the
     effective   date   of  a  registration   statement
     ("Registration   Statement")    filed    by    the
     corporation    with   the   Securities    Exchange
     Commission  ("SEC")  to  register  the  shares  of
     Common  Stock  of  the corporation  issuable  upon
     conversion  of  all shares of Series  A  Preferred
     Stock.  As soon as practicable after the effective
     date   of   the   Registration   Statement,    the
     corporation shall notify each holder of  Series  A
     Preferred  Stock  of  the  effectiveness  of  such
     Registration  Statement.  As soon  as  practicable
     following  receipt of such notice, each holder  of
     Series  A  Preferred  Stock  shall  surrender  for
     cancellation  at the office of the corporation  or
     any    transfer   agent   for   such   stock   his
     certificate(s)  representing  such  shares,   duly
     endorsed.   The  corporation  shall  as  soon   as
     practicable thereafter and at its expense, issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the effective date of the Registration
     Statement, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Notwithstanding that any certificate for Series A Preferred Stock converted into Common Stock under this subsection
     3(c)(ii) shall not have been surrendered for cancellation, the shares represented thereby shall be deemed no longer to be outstanding, and all rights with respect to such Series A Preferred
     Stock shall forthwith terminate upon the effective date of the Registration Statement, except the right to receive shares of Common Stock upon conversion thereof.

                     (iii)      Conversion  Rate.   The
     number  of  shares of Common Stock  issuable  upon
     conversion  of  each share of Series  A  Preferred
     Stock   into   Common  Stock  of  the  corporation
     pursuant  to  either of Sections 3(c)(i)  or  (ii)
     above  shall be equal to the total price paid  for
     the  share of Series A Preferred Stock divided  by
     the  lesser  of (a) an amount equal to  sixty-five
     percent (65%) of the average of the "bid" for  the
     corporation's  Common  Stock  for  the  five   (5)
     trading  days prior to the effective date  of  the
     Registration  Statement, or (b) Three  and  25/100
     Dollars  ($3.25).   Fractional  shares  shall   be
     treated as set forth in subsection 3(c)(ix).

                         (iv)      Adjustments      for
     Reorganization,  Reclassification,  Exchange   and
     Substitution.   In  case of any reorganization  or
     any  reclassification of the capital stock of  the
     corporation,  any consolidation or merger  of  the
     corporation  with or into another  corporation  or
     corporations,  or  the  conveyance   of   all   or
     substantially all of the assets of the corporation
     to  another corporation, the Conversion  Rate  for
     Series  A  Preferred Stock then in  effect  shall,
     concurrently  with  the  effectiveness   of   such
     reorganization     or     reclassification,     be
     proportionately  adjusted  such  that   Series   A
     Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock or other securities or property equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of Series A Preferred
     Stock immediately before such event; and, in any such case, appropriate adjustment (as determined by the Board) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of Series A Preferred Stock, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of Series A Preferred Stock.

                       (v)     No   Impairment.     The
     corporation will not, by amendment of its Articles
     of  Incorporation  or through any  reorganization,
     transfer   of   assets,   consolidation,   merger,
     dissolution,  issue or sale of securities  or  any
     other voluntary action, avoid or seek to avoid the
     observance or performance of any of the  terms  to
     be   observed  or  performed  hereunder   by   the
     corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3(v) and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series A Preferred Stock against impairment.

                     (vi)  Notices of Record Date.   In
     the event of any taking by the corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any security or right convertible into or entitling the holder thereof to receive
     Common Stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the corporation shall mail to each holder of Series A Preferred
     Stock at least thirty (30) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right, and the amount and character of such dividend, distribution, security or right.

                      (vii)       Issue   Taxes.    The
     corporation shall pay any and all issue and  other
     taxes  that may be payable in respect of any issue
     or   delivery  of  shares  of  Common   Stock   on
     conversion  of shares of Series A Preferred  Stock
     pursuant  hereto;  provided,  however,  that   the
     corporation  shall  not be obligated  to  pay  any
     transfer   taxes  resulting  from   any   transfer
     requested by any holder in connection with any such conversion.

                      (viii)     Reservation  of  Stock
     Issuable   Upon   Conversion  or  Exchange.    The
     corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion or exchange of the shares of Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock;
     and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion or exchange of all then outstanding shares of Series A Preferred
     Stock, the corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                      (ix)   Fractional   Shares.    No
     fractional   share  shall  be  issued   upon   the
     conversion or exchange of any share or  shares  of
     Series  A  Preferred Stock.  All shares of  Common
     Stock (including fractions thereof) issuable  upon
     conversion of a holder's Series A Preferred  Stock
     shall  be  aggregated for purposes of  determining
     whether the conversion or exchange would result in
     the  issuance of any fractional share.  If,  after
     the aforementioned aggregation, the conversion  or
     exchange  would  result  in  the  issuance  of   a
     fraction   of  a  share  of  Common   Stock,   the
     corporation   shall,  in  lieu  of   issuing   any
     fractional share, round each fractional share to the nearest whole share.

                (d)   Notices.  Any notice required  by
     the  provisions of Section 3(c) to be given to the
     holders  of  shares  of Series A  Preferred  Stock
     shall  be deemed given upon confirmed transmission
     by  facsimile or telecopy or upon deposit  in  the
     United States mail, postage prepaid, and addressed
     to  each holder of record at its address appearing
     on  the books of the corporation.  Notwithstanding
     the foregoing, if a shareholder to whom notice  is
     to  be  given  has an address of record  which  is
     outside  of the United States, then any notice  to
     such shareholder under this Section 3(d) shall  be
     deemed   given  upon  confirmed  transmission   by
     facsimile  or  telecopy or  ten  (10)  days  after
     deposit   in  the  United  States  mail,   postage
     prepaid, and addressed to such holder at its address appearing on the books of the corporation.

               (e)  Liquidation.  The holders of record
     of  shares  of Series A Preferred Stock  shall  be
     entitled   to  receive,  upon  any  voluntary   or
     involuntary liquidation, dissolution or winding up
     of  the corporation, One Thousand Dollars ($1,000)
     per   share  plus  the  amount  of  all  dividends
     declared  and unpaid with respect to the Series  A
     Preferred   Stock   as   of   the   date   thereof
     ("Liquidation Amount"), prior to any  distribution
     to  the holders of Common Stock.  If, in any  such
     case,   the   assets   of  the   corporation   are
     insufficient to make such payments in full, then the available assets will be distributed among the holders of Series A Preferred Stock ratably in proportion to the full amount to which each such holder would have been entitled had the assets of the corporation been sufficient to make such payments in full. The holders of record of Series
     A Preferred Stock shall not be entitled to any distribution of assets remaining after payment in full of the Liquidation Amount.

     2. The foregoing Amendment was adopted on December 2, 1996, by the unanimous written consent of the Board of Directors of the corporation pursuant to Section 607.0821 of the Florida Business Corporation Act. Pursuant to Section
607.0602  of  the  Florida  Business  Corporation  Act,   no
approval of the amendment was required by the shareholders of the corporation.

      3. Except as modified hereby, the Articles of Incorporation of the corporation remain in full force and effect.

     Dated this 5th day of December, 1996.

                              TEL-COM WIRELESS CABLE
                              TV CORPORATION


                              By:  /s/ Fernand L. Duquette
                                     Fernand   L.  Duquette,
President


Tel-Com/Investor Resource/Series A prefstkcertdes.doc